UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2009
UAL CORPORATION
(Exact name of registrant issuer as specified in its charter)

Delaware	001-06033	36-2675207

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

77 W. Wacker Drive, Chicago, IL	60601

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 997-8000
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On October 1, 2009, UAL Corporation issued a press release announcing the pricing of the offerings of 19,000,000 shares of its common stock, par value $0.01 per share and $300,000,000 aggregate principal amount of 6.0% convertible senior notes due 2029.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1*	Press Release issued October 1, 2009 by UAL Corporation.

*	Filed herewith electronically.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By: Name:	/s/ Kathryn A. Mikells Kathryn A. Mikells
Title:	Executive Vice President and
Chief Financial Officer
     Date: October 1, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release issued October 1, 2009 by UAL Corporation.

*	Filed herewith electronically.

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